UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     June 20, 2005 (June 17, 2005)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100

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Item 7.01.  Regulation FD Disclosure.

On June 17, 2005, Brown-Forman Corporation issued a press release confirming that the consortium, in which it is a member, led by Constellation Brands to consider a potential offer to acquire Allied Domecq, announced it would no longer be pursuing this offer.

This report contains statements that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, words such as "will" and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections.


Item 9.01.  Financial Statements and Exhibits

 (a)      Not applicable.
 (b)      Not applicable.
 (c)      Exhibits.
          99.1     Press Release, dated June 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   June 20, 2005                      By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President and Assistant
                                                 Corporate Secretary




Exhibit Index

99.1  Press Release, dated June 17, 2005, issued by Brown-Forman Corporation.


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                                                                   Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN-FORMAN STATEMENT REGARDING ALLIED DOMECQ PLC

Louisville, KY, June 17, 2005 - Brown-Forman (NYSE: BFA, BFB) was a member of the consortium led by Constellation Brands (STZ) considering a bid for Allied Domecq. Constellation announced yesterday that the consortium would no longer be pursuing this offer.

Brown-Forman Chairman and Chief Executive Officer Owsley Brown II said, "We were excited about the prospect of owning some of Allied Domecq's premium brands and are disappointed that the consortium is unable to proceed. We are very cognizant, however, of the great efforts put forth by each of the consortium partners and are respectful of the decision reached by Constellation Brands.

"Brown-Forman has just completed its most successful year in recent history and we remain optimistic about our many prospects for growth," stated Brown.

Brown-Forman Corporation is a diversified producer and marketer of fine quality consumer products, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Canadian Mist, Fetzer and Bolla Wines, Korbel California Champagnes, Lenox, Dansk, and Gorham tableware and giftware and Hartmann Luggage.